UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2020

CHINA XD PLASTICS COMPANY LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34546	04-3836208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC		15006
(Address of Principal Executive Offices)		(Zip Code)

(86) 451-8434-6600
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	CXDC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 26, 2020, China XD Plastic Company Limited (the “Company”) furnished a Form 8-K for a 45 calendar day extension of its required filing of annual report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”) under an order issued by the U.S. Securities and Exchange Commission under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended.

On May 12, 2020, the Company filed a Form 12b-25 which extended by another 15 calendar days its required filing of the Annual Report to May 29, 2020 (the “Extended Deadline”).

The Company availed itself of these extensions to have additional time to ensure the accuracy of its 2019 financial information and to complete the required discussion and analysis of the Company’s business, due to the existing economic environment, including circumstances related to the global outbreak of COVID-19. The Company’s employees and professional advisors have been working diligently to file the Annual Report no later than the Extended Deadline. However, the unprecedented spread of COVID-19 and related local restrictions have caused the closure of the Company’s offices and limited access to the Company’s facilities and books and records, resulting in limited support from and access to key personnel and professional advisors, as well as communications and similar delays among such persons. These disruptions and limited support have, in turn, delayed the Company’s ability to complete its financial reporting process and complete the Annual Report.

The Company expects to file its Annual Report on June 1, 2020.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to the anticipated timing of the filing of Company’s quarterly reports under the Securities Exchange Act of 1934; the expected impact of the COVID-19 outbreak on the Company’s financial reporting and its operations generally, and the potential impact of such virus on the Company’s operation and financial condition. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “expects,” “can,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will” or the negative of these terms or other comparable terminology. Such statements are subject to certain risks and uncertainties, including the matters set forth in this Form 8-K or other reports or documents the Company files with the Securities and Exchange Commission from time to time, which could cause actual results or outcomes to differ materially from those projected. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. The Company’s expectations are as of the date this Form 8-K is filed, and the Company does not intend to update any of the forward-looking statements after the date this Form 8-K is filed to conform these statements to actual results, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2020

CHINA XD PLASTICS COMPANY LIMITED

By: /s/ Jie HAN

Name: Jie HAN

Title: Chief Executive Officer